Statement of Cash Flows (USD $)	1 Months Ended
Feb. 28, 2014
Cash flows from operating activities
Net Income (Loss)	$ (1,040)
Changes in operation assets and liabilities
Accounts payable-related party	1,017
Net cash used in operating activities	(23)
Cash flows from financing activities
Issuance of common stock for cash	500
Net cash flows provided by financing activities	500
Net increase in cash	477
Cash- end of period	477
SUPPLEMENTAL INFORMATION
Interest paid	0
Income taxes paid	$ 0